EXHIBIT 99.1
------------



JONES LANG LASALLE
Experience:  A World of Difference. - Page - 1:



                   SIDOTI & COMPANY EMERGING GROWTH FORUM

                                January 2006

JONES LANG LASALLE
Experience:  A World of Difference. - PAGE - 2:



                         FORWARD LOOKING STATEMENTS
                         --------------------------


Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans, targets, projections and objectives may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements and Jones Lang LaSalle makes no representations or guarantees thereof. Factors that could cause actual results to differ materially include those discussed under "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Quantitative and Qualitative Disclosures about Market Risk," and elsewhere in Jones Lang LaSalle's Annual Report on
Form 10-K for the year ended December 31, 2004, in Jones Lang LaSalle's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 and in other reports filed with the Securities and Exchange Commission. Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle's expectations or results, or any change in events. In addition, nothing herein may be construed or is intended as an offering of any security.

JONES LANG LASALLE - PAGE - 3:



                 OUR VISION -- Global and Diversified Growth


   ----------------------------------------------------------------------

          To be the chosen real estate expert and strategic adviser to the leading occupiers and investors around the world

   ----------------------------------------------------------------------




                  WE ARE:                             WE ARE NOT:

      . A global firm operating across          . Asset intensive
        36 countries and more than
        100 markets                             . A REIT

      . Advisor and service provider
        to real estate occupiers and
        investors

      . Global real estate investment/
        fund manager

      . Client-relationship oriented

      . Dividend payer with frequent
        share repurchases

      . Disciplined acquirer augmenting
        organic growth






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JONES LAND LASALLE - PAGE - 4:



                         2005 SHAREHOLDER HIGHLIGHTS

                   Recently Named to FORBES "Platinum 400"


-------------------------------           -------------------------------
Initiated First-Ever Dividend             Significant Share Repurchases
In Third Quarter                          Executed
-------------------------------           -------------------------------

.. Semi annual dividend of $0.25           . Repurchased over 1.6 million
  per share paid in October                 shares in 2005 at a cost of
                                            $74 million
.. Anticipate annual dividend
  of $0.50 per share                      . Board of Directors approved
                                            2 million share repurchase
                                            program in September 2005;
                                            1.4 million shares remain
                                            under this approval



--------------------------------------------------------------------------
                 Disciplined Acquisition Process Culminated
                     in Purchase of Spaulding & Slye LLC
--------------------------------------------------------------------------

  . Spaulding & Slye was a privately held real estate services and investment company with offices in Boston and Washington, D.C.

  . Acquisition establishes immediate scale in New England region and strengthens D.C. operations

  . Accelerates growth in less cyclical US sectors such as Government, Life Sciences and Higher Education

  . $150 million cash paid at January 3, 2006 closing with provisions for additional consideration and an earn-out that are subject to certain contract provisions and performance

  . 2006 EPS neutral to modestly accretive after approximately $0.15 per share impact of financing costs

  . EPS accretion higher in 2007 and beyond with performance and as cash flows reduce debt and financing costs

JONES LANG LASALLE - PAGE - 5:


               GROWING REVENUE AND MARGINS ACROSS GEOGRAPHIES



GROWING REVENUES ...


      Total 2003 Revenue =                Total 2004 Revenue =
            $942 million (1)                    $1.2 billion (1)
      ----------------------              -------------------------

[ Graphics / Pie Charts indicating ]

      IOS - Americas 33%                  IOS - Americas 31%
      IOS - Asia Pacific 18%              IOS - Asia Pacific 19%
      IOS - Europe 37%                    IOS - Europe 37%
      LaSalle Investment                  LaSalle Investment
        Management 12% (1)                  Management 13% (1)




.... AND GROWTH OPPORTUNITY IN MARGIN EXPANSION

                           Operating Income Margin
                           -----------------------


                                                               Long-Term
                                             2003    2004       Targets

LaSalle Investment Management (1)           16.3%   21.2%          20+%
IOS - Americas                              12.1%   14.4%        12-14%
IOS - Europe                                 3.7%    4.1%        10-12%
IOS - Asia Pacific                          (1.6%)   2.7%         8-10%


Note:  IOS refers to our Investor and Occupier Services

  (1) Equity earnings are an integral part of this business and are therefore included in the Geographic Spread and Operating Income Margin. Equity earnings are not included in the Total Revenue.






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JONES LAND LASALLE - PAGE - 6:


                       DIVERSIFIED REVENUE BY SERVICE

                          2004 Business Unit Spread


                    Total 2004 Revenue - $1.2 billion (1)
                    -------------------------------------

[ Graphics / Pie Charts indicating ]


      Real Estate Occupier Services - 26%

      .     Facilities Management - 7%
      .     Project & Development Services - 10%
      .     Tenant Representation - 9%


      Real Estate Money Management - 13% (1)


      Real Estate Investor Services 42%

      .     Valuations & Consulting - 10%
      .     Property Management - 15%
      .     Agency Leasing - 17%


      Real Estate Capital Markets 19%



  (1) Equity earnings are an integral part of this business and are therefore included in the Geographic Spread and Operating Income Margin. Equity earnings are not included in the Total Revenue.






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JONES LANG LASALLE - PAGE - 7:


                             OUR GROWTH DRIVERS

                           What Sets Us Apart ...



      --------------------    --------------------    --------------------
      Global Capital          LaSalle Investment      Outsourcing and
      Markets                 Management              Offshoring
      --------------------    --------------------    --------------------

      . We are uniquely       . Globally managed      . Multinationals
        positioned to           business with out-      seek our globally
        capitalize on the       standing track          integrated quality
        continuing trend of     record; performance     advice and execu-
        cross-border capital    results from proven     tion managing
        flows into real         research-based          their global real
        estate                  approach and            estate needs
                                execution






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JONES LANG LASALLE - PAGE - 8:


                     GLOBAL CAPITAL FLOWS SEEKING YIELD

                  Following Global Real Estate Fundamentals


[ Graphics / Pie Chart flow indicating ]


                              ----------------
                                Asia-Pacific
                                   Europe
                                North America
                              ----------------


                  Rental growth slowing

                  Moscow
                  Beijing
                  Hong Kong
                  Shanghai, Washington D.C.
                  New York, Los Angeles


                  Rental growth accelerating

                  Tokyo, San Francisco
                  Singapore, Madrid
                  London, Canada
                  Paris, Sydney, Chicago, Boston


                  Rents bottoming out

                  Warsaw
                  Milan
                  Frankfurt


                  Rents falling

                  Brussels


Source:  Jones Lang LaSalle; LaSalle Investment Management






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JONES LANG LASALLE - PAGE - 9:


                      GLOBAL CAPITAL FLOWS ACCELERATING

                           Seeking Higher Returns


                     2004 Global Flows US $59.9 billion
                     ----------------------------------

[ Graphics / Pie Chart flow indicating ]


                              ----------------
                                Asia-Pacific
                                   Europe
                                North America
                              ----------------




Source: Jones Lang LaSalle; Property Data (UK); KTI (Finland); Real capital Analytics (USA)


Note: Direction of arrow indicates flow of capital (e.g. European investors made purchases in North America amounting to US $2.9 billion, and sales of US $5.1 billion)

Note: US $5.2 billion of transactions involve both Inter-Regional buyer and seller (e.g. French buying from UK in the USA)






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JONES LANG LASALLE - PAGE - 10:


        CAPITAL FLOWS WILL CONTINUE AS GLOBAL TRANSPARENCY INCREASES

                    Global Real Estate Transparency Index


[ Graphics / Global Map indicating ]


HIGHLY TRANSPARENT -

        Country -
            Australia         United Kingdom
            New Zealand       Canada
            United States     Netherlands


TRANSPARENT

        Country -
            Hong Kong         Finland           Austria
            Sweden            Switzerland       Norway
            Singapore         Ireland           Spain
            Germany           Belgium           Malaysia
            France            Denmark           South Africa


SEMI-TRANSPARENT

        Country -
            Italy             Taiwan            Greece
            Portugal          Poland            Estonia
            Czech Republic    Mexico            South Korea
            Hungary           Israel            Philippines
            Japan             Chile             Thailand


LOW-TRANSPARENT

        Country -
            Brazil            Argentina         Colombia
            Russia            India             Indonesia
            P.R. China        Costa Rica        United Arab Emirates (UAE)


OPAQUE

        Country -
            Turkey            Saudi Arabia
            Vietnam           Romania
            Egypt             Ukraine




Source:  Jones Lang LaSalle, 2005

JONES LANG LASALLE - PAGE - 11:


                   2004 GLOBAL CAPITAL MARKETS PERFORMANCE


------------------------------------------
GLOBAL CAPITAL MARKETS

We are uniquely positioned to capitalize
on the continuing trend of cross-border
capital flows into real estate.
------------------------------------------


[ Graphics / Global Map indicating ]


                                 $34 billion



                            AMERICAS - $3 billion

                            EUROPE - $22 billion

                          ASIA PACIFIC - $4 billion



                             HOTELS - $5 billion






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JONES LANG LASALLE - PAGE - 12:



                        LASALLE INVESTMENT MANAGEMENT

                      Acquiring Assets Across the Globe


------------------------------------------
GLOBAL PUBLIC SECURITIES MANDATES

ING (New Zealand)       SG Hiscock (Australia)
MLC (Australia/UK)      Skandia (UK)
Nikko (Japan)           State Superannuation
NPF (New Zealand)       (Australia)

------------------------------------------


[ Graphics / Global Map indicating ]


        Americas

        Canada Income & Growth II

        Income & Growth IV

        US Trust

        Seligman


        Europe

        LaSalle Euro Growth II

        LaSalle French Fund II

        Eurozone Open-end Fund

        LaSalle German Retail Fund

        Barclay's

        LaSalle UK Ventures Fund


        Asia Pacific

        LaSalle Asia Opportunity Fund II

        Japan Logistics

JONES LANG LASALLE - PAGE - 13:


                        LASALLE INVESTMENT MANAGEMENT

              A Global Business and Differentiator for Our Firm


                                                          Assets
                                  Typical                 Under
                                    Fee                   Manage-
Description    2005 Statistics   Structure      Product    ment       %
-----------    ---------------   ---------      -------   -------  ------

SEPARATE                                        European
ACCOUNT                                         Private
MANAGEMENT     . $18.3 billion                  Equity      $12.3   42.3%
(Firm's co-      of assets       . Advisory
investment =     under manage-     fees         North
$11.2MM)         ment            . Transaction  American
                 (12% growth       fees         Private
                 over 2004)      . Incentive    Equity      $ 9.0   30.9%
                                   fees
                                 . Equity       Asia
                                   earnings     Pacific
                                                Private
----------------------------------------------  Equity      $ 2.7    9.3%
                                                --------------------------
FUND                                            TOTAL
MANAGE-        . $5.7 billion    . Advisory     PRIVATE
MENT             of assets         fees         EQUITY      $24.0   82.5%
(Firm's          under manage-   . Incentive    --------------------------
co-invest-       ment              fees
ment =           (54% growth     . Equity       European
$61.5MM)         over 2004)        earnings     Public
                                                Securities   $0.2    0.7%

                                                North
----------------------------------------------  American
                                                Public
                                                Securities   $4.9   16.8%
PUBLIC                                          --------------------------
SECURITIES     . $5.1 billion    . Advisory
(Firm's co-      of assets         fees         TOTAL
investment =     under manage-                  PUBLIC
$0.1 MM)         ment                           SECURITIES   $5.1   17.5%
                 (24% growth                    --------------------------
                 over 2004)
                                                TOTAL       $29.1    100%
----------------------------------------------  --------------------------




             --------------------------------------------------

                    Assets Under Management = $29 billion

             --------------------------------------------------

                            21% Growth over 2004

             --------------------------------------------------






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JONES LANG LASALLE - PAGE - 14:


                        LASALLE INVESTMENT MANAGEMENT

                 Positioned to Deliver Unprecedented Growth



[ Line Chart Indicating ]


($ Millions)



                 Other     Advisory    Operating
                Revenue      Fees       Income       Total        AUM
               ---------   ---------   ---------   ---------   ---------

      2002       $25.6       $63.4       $20.0        $109.0      $23.2B


      2003       $20.1       $74.4       $18.4        $113.3      $21.5B


      2004       $49.0       $69.6       $31.8        $150.4      $24.1B


      LTM
      Sep
      2005       $64.5       $75.5       $44.6        $184.6      $29.1B
                 (23%         (18%
               increase)   increase)

JONES LANG LASALLE - PAGE - 15:


                    ACCELERATING OUR INVESTMENT APPROACH

                    Process Evolving to Accelerate Growth




------------------------------------------------------------------------
                  Traditional       Current           Opportunity
------------------------------------------------------------------------

Change in
Approach          . Strategy        . Strategy        . Strategy

                  . Fund Product    . Fund Product    . ACQUISITIONS

                  . Capital Raise   . ACQUISITIONS    . Fund Product

                  . ACQUISITIONS    . Capital Raise   . Capital Raise

------------------------------------------------------------------------

Jones Lang
LaSalle
Investment
Approach          . Co-investment   . Seed Invest-    . Full Portfolio
                                      ments

------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 16:


                        OUTSOURCING AND OFFSHORING -
                           GROWING TREND CONTINUES

                    Corporate Solutions Multi-Region RFPs


----------------------------------------
Outsourcing and Offshoring
----------------------------------------

.. Multinationals seek our globally
  integrated quality advice and
  execution managing their global
  real estate needs

----------------------------------------


[ Line Chart Indicating ]




                                                RFPs


                        2002                      6

                        2003                      9

                        2004                     18

                        2005                     34




                  ----------------------------------------

                      Win Rate Consistently Exceeds 50%

                  ----------------------------------------






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JONES LANG LASALLE - PAGE - 17:


                   GROWING MARKETS DRIVING REVENUE GROWTH


[ Line Chart Indicating ]


($ Millions)



                                    CHINA

                                         Revenue      Employees

            2002                            $5.5            135

            2005                           $20.2            335

            2006 (Projected)             $50-$55            515



                                    INDIA

            2002                            $2.9             52

            2005                           $13.4            304

            2006 (Projected)             $22-$25            420



                                    JAPAN

            2002                           $10.0             84

            2005                           $30.8            176

            2006 (Projected)             $55-$60            290



                                   RUSSIA

            2002                            $4.3             35

            2005                           $15.3            120

            2006 (Projected)             $40-$45            200

JONES LANG LASALLE - PAGE - 18:


                 WHY IS CHINA IMPORTANT - IN PROPERTY TERMS?


            PROPERTY CONSTRUCTED

            . In 1997 - 140 million sqm (1.5 billion s.f.)

            . In 2004 - 640 million sqm (6.8 billion s.f.)

            . Annual pace of construction has quadrupled.



            CHINA ACCOMMODATES

            . Over 90% Fortune 100 Co.'s

            . 80% of Fortune 500 Co.'s

            . MNC's absorb over 50% of new office stock and
              70% of Grade-A construction



[ Line Chart Indicating ]


                      REAL ESTATE CONSTRUCTION IN CHINA

(Millions of Sqm)


                        1997                 140

                        1998                 204

                        1999                 226

                        2000                 296

                        2001                 374

                        2002                 428

                        2003                 547

                        2004                 605



Source:  China Statistics Bureau:  2005






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JONES LANG LASALLE - PAGE - 19:


                            OUR CHINA OPERATIONS


[ Graphics / Global Map indicating ]


                              Beijing (1)
                              Changsha (2)
                              Chengdu (2)
                              Chongqing (3)
                              Dalian (2)
                              Guangzhou (1)
                              Han Zhong (3)
                              Harbin (2)
                              Hong Kong (1)
                              Jinan (2)
                              Kowloon (2)
                              Macau (1)
                              Nanjing (2)
                              Nanning (2)
                              Shanghai (1)
                              Shenyang (2)
                              Shenzhen (2)
                              Suzhou (3)
                              Taipei (1)
                              Tianjin (2)
                              Wuhan (2)
                              Xian (3)


            (1)   Jones Lang LaSalle full service office

            (2)   Jones Lang LaSalle project offices

            (3)   Jones Lang LaSalle 2006 planned expansions






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JONES LANG LASALLE - PAGE - 20:


                           EXPANDING ACROSS CHINA

                      Over 250 Transactions During 2004


[ Graphics / Global Map indicating ]


                              Beijing
                              Changchun
                              Changska
                              Chengdu
                              Chongqing
                              Dalian
                              Fuzhou
                              Guangzhou
                              Guiyang
                              Haikou
                              Hangzhou
                              Hefei
                              Jinan
                              Kunming
                              Lanzhou
                              Nanchang
                              Nanjing
                              Nanning
                              Quingdao
                              Shanghai
                              Shenyang
                              Shenzhen
                              Shijiazhuang
                              Suzhou
                              Taiyuan
                              Tianjin
                              Urumqi
                              Wuhan
                              Wuxi
                              Xiamen
                              Xian
                              Zhengzhou







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JONES LANG LASALLE - PAGE - 21:


                 OUR CLIENT ROSTER IS IMPRESSIVE AND GROWING


A FEW EXAMPLES ...



      BANK OF AMERICA               DEUTSCHE BANK

      MICROSOFT                     P&G

      WHIRLPOOL                     MOTOROLA

      CalPERS                       DELPHI

      3M                            HSBC

      TAAssociates                  TIAA CREF

      GM                            THE OHIO STATE UNIVERSITY

      Cisco Systems                 DEPARTMENT OF THE ARMY -
                                      UNITED STATES OF AMERICA
      Hermes Property Asset
        Management Limited          Merrill Lynch

      Scottish Widows               Deka Immobilien Investment

      Skandia











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JONES LANG LASALLE - PAGE - 22:


                   THE LEADING REAL ESTATE SERVICES BRAND


            .     DOMINANT GLOBAL PLATFORM

                  -     Over 100 markets on five continents

                  -     Over 8,000 real estate professionals



            .     LEADING PROPERTY MANAGEMENT BUSINESS

                  -     915 million s.f. under management



            .     ONE OF THE WORLD'S LARGEST AND MOST DIVERSE
                  REAL ESTATE INVESTMENT MANAGEMENT FIRMS

                  -     $29 billion under management



            .     GLOBAL CAPITAL MARKETS LEADERSHIP

                  -     Advised approximately $34 billion in 2004



            .     LEADING PROFESSIONAL PROJECT MANAGEMENT BUSINESS

                  -     Over 1,000 dedicated professionals



            .     GLOBAL REAL ESTATE RESEARCH CAPABILITY

                  -     195 dedicated professionals

JONES LANG LASALLE
Experience:  A World of Difference. - PAGE - 23:



                                APPENDIX 1 --

                          BUSINESS UNIT STATISTICS

JONES LANG LASALLE - PAGE - 24:


                        REAL ESTATE MONEY MANAGEMENT

      Funds in Asia Reflect Strong Research and On-The-Ground Expertise



--------------------------------------------------------------------------

                                                              Jones Lang
                                        Total       Assets     LaSalle
                            Equity      Buying      Under        Co-
                            Raised      Power       Mgmt      Investment

--------------------------------------------------------------------------

LaSalle Asia Recovery
Fund I -                     $242                    $771          $12
Launched in 2000           million                 million       million
                                                                (commit-
                                                                  ment)

Fund Objective

.. An opportunistic, diversified fund fully invested with expectations of exceeding its initial targeted return

--------------------------------------------------------------------------

Japan Logistics
Fund -                       $366       $1,464       $632          $12
Launched in 2004           million     million     million       million
                                                                (commit-
                                                                  ment)

Fund Objective

.. LaSalle Investment Management's first country and sector focused Asian vehicle; acquiring warehouse investments in the key distribution centers of Japan

--------------------------------------------------------------------------

LaSalle Asia
Opportunity Fund II -        $1          $4
Launched in 2005           billion     billion

Fund Objective

.. Continuing with successful approach to LARF-I above, focusing on value-added activities with a primary regional focus in North Asia (Japan, Greater China and Korea)

--------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 25:


                        REAL ESTATE MONEY MANAGEMENT

             Revenue Mix Shifting to Annuity-Like Advisory Fees



     ----------------------------------------------------------------
                                             Actual
                                                   2000
     $MM                                 2004       (1)    % Change
     ----------------------------------------------------------------

     Assets Under Management
     Revenue (2):                      $24,100   $22,500         7%


       Advisory Fees                       101        59        71%

       Transaction and
         Incentive Fees/Equity Gains        49        51         9%

     Total Revenue                         150       104        44%

     Operating Income (2)                 $ 32      $ 24        33%



  (1) Excludes revenue and operating income of the divested
      LaSalle Hotel Properties group

  (2) Equity earnings are an integral part of this business and are therefore included in revenue and operating income

JONES LANG LASALLE - PAGE - 26:


              REAL ESTATE INVESTOR SERVICES AND CAPITAL MARKETS

      Established Market Growth Businesses with Strong Cash Generation



Business Unit             2004 Statistics            Typical Fee Structure
--------------------------------------------------------------------------

INVESTOR SERVICES

  Property Management     . 535 million s.f.         . Annuity type manage-
                            (2003: 502 million         ment fees paid
                            s.f.)                      monthly or quarterly

--------------------------------------------------------------------------

  Agency Leasing          . 8,000 transactions       . Income sourced from
                            72 million s.f.            Property Management
                            (2003: 7,900 trans-        and Investment
                            actions and 61 million     Management
                            s.f.)

--------------------------------------------------------------------------

  Valuation & Consulting  . 22,300 valuations        . Regular repeat val-
                            (2003: 26,600)             uation fees tied to
                                                       asset value

                                                     . Consulting fixed fee
                                                       or hourly rates


--------------------------------------------------------------------------

CAPITAL MARKETS           . 1,400 transactions       . One-time trans-
                            $34 billion of value       action fees, but
                            (2003: 1,300 trans-        repeat client
                            actions and $21 billion    business
                            of value)

--------------------------------------------------------------------------

JONES LANG LASALLE - PAGE - 27:



                        REAL ESTATE OCCUPIER SERVICES

           High Growth Potential Businesses with Annuity Revenues



Business Unit             2004 Statistics            Typical Fee Structure
--------------------------------------------------------------------------

Tenant Representation     . 2,800 transactions       . Contractual income
                            49 million s.f.            strategic alliances
                            (2003: 2,950 trans-
                            actions and 51 million
                            s.f.)

--------------------------------------------------------------------------

Facilities Management     . 300 million s.f.         . Management fees
                            (2003: 223 million         paid quarterly
                            s.f.)

--------------------------------------------------------------------------

Project &
  Development Services                               . Percentage of
                                                       construction costs

--------------------------------------------------------------------------

JONES LANG LASALLE
Experience:  A World of Difference. - PAGE - 28:



                                APPENDIX 2 --

                             SUPERIOR CASH FLOW

JONES LANG LASALLE - PAGE - 29:


                      SUPERIOR CASH FLOW - HIGH RETURN


     ----------------------------------------------------------------

                                                        Actual
     $MM (except per share data)                   2004       2003
     ----------------------------------------------------------------

     EBITDA                                        $129       $ 99

     Less:  Interest Expense                         (9)       (18)

     Less:  Income Taxes                            (22)        (8)

     Plus:  Working capital &
       non-cash expenses                             63         37

     NET CASH FROM OPERATIONS                      $161       $110


     PRIMARY USES OF CASH
     --------------------

     Co-Investment                                   (3)        (4)

     Capital Expenses                                28         19

     Net Debt Repayment                             119         88

     Net Share Repurchase                            19          6

     Other                                           (2)         1

     TOTAL                                         $161       $110



                  FREE CASH FLOW PER SHARE

                  (excludes CapEx and working capital)

                        2004        $2.80
                        2003        $2.51



Note: See Appendix 3 for explanation of EBITDA and Free Cash Flow per Share.

JONES LANG LASALLE
Experience:  A World of Difference. - PAGE - 30:


                                APPENDIX 3 --

                GAAP AND NON-GAAP RESULTS AND RECONCILIATION

JONES LANG LASALLE - PAGE - 31:



                            CALCULATION OF EBITDA
                        AND FREE CASH FLOW PER SHARE



     ----------------------------------------------------------------
                                                     Actual
     $MM                                      2004           2003
     ----------------------------------------------------------------

     OPERATING INCOME                         $ 96           $ 62

     Plus:  Depreciation & Amortization         33             37

     EBITDA                                   $129           $ 99

     Less:  Interest Expense                    (9)           (18)

     Less:  Income Taxes                       (22)            (8)

     Plus:  Working capital & non-cash
       expenses                                 63             37

     NET CASH FROM OPERATIONS                 $161            110

     Less:  Capital Expenditures               (28)           (19)

     Less:  Working Capital                    (41)           (10)

     FREE CASH FLOW                           $ 92           $ 81

     FREE CASH FLOW PER SHARE                $2.80          $2.51

JONES LANG LASALLE - PAGE - 32:


             EXPLANATION OF EBITDA, FREE CASH FLOW AND NET DEBT


      . EBITDA represents earnings before interest expense, income taxes, depreciation and amortization

      . Free Cash Flow represents Net Cash from Operations less Capital Expenditures and Working Capital

      .     Net Debt represents debt minus cash and cash equivalents

      . Management believes that EBITDA and Free Cash Flow are useful to investors as a measure of operating performance and liquidity

      . Management believes that Net Debt is useful to investors as a measure of financial position

      . EBITDA, Free Cash Flow and Net Debt should not be considered alternatives to (i) net income (loss) (determined in accordance with GAAP), (ii) cash flows (determined in accordance with GAAP), or (iii) liquidity